UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 3, 2003

Nuevo Energy Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0304436 (I.R.S. Employer Identification No.)

1021 Main, Suite 2100, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 652-0706

ITEM 5. OTHER EVENTS

     On December 3, 2003, Nuevo Energy Company announced the appointment of Michael S. Wilkes as Interim Chief Financial Officer in a press release attached hereto as Exhibit 99.1.

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ITEM 7. EXHIBITS

     (a) Exhibits

99.1	Press release dated December 3, 2003, announcing the appointment of Michael S. Wilkes as Interim Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUEVO ENERGY COMPANY
(Registrant)

Date:	December 3, 2003	By:	/s/ James L. Payne James L. Payne Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated December 3, 2003, announcing the appointment of Michael S. Wilkes as Interim Chief Financial Officer.

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